SECURITIES AND EXCHANGE COMMISSION

                 Washington, D.C. 20549


                        FORM 8-K

                     CURRENT REPORT






     Pursuant  to  Section  13 or 15  (d)  of   the  Securities  Exchange
     Act of 1934 Date of Report (Date of earliest event reported).



                                 June 6, 1996



                    Plymouth Rubber Company, Inc.
     (Exact name of registrant as specified in its charter)



            Massachusetts             1-5197         04-1733970
     (State or other jurisdiction  (Commission      (IRS Employer
       of incorporation)       File Number)   Identification No.)



        104 Revere Street, Canton, Massachusetts          02021
        (Address of principal executive offices)         (Zip Code)



     Registrant's Telephone Number, including area code:  (617) 828-0220


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     Item 5.   Other Events

     On June 6, 1996, the Registrant entered into a loan transaction pursuant to which it established a revolving line of credit and demand note with LaSalle Nation Bank with a maximum aggregate amount of $11,000,000. Borrowings under the revolving line of credit are limited to certain advance rates as provided in the loan agreement for eligible accounts receivable and certain inventories held by the Company. Interest on the revolving line of credit and note is 1/4 of 1% in excess of the Banks prime rate, as in effect from time to time. The agreement also contains an option to convert to or obtain new LIBOR rate loans at 2 1/4% over LIBOR for fixed ninety
     day periods.   Interest is payable monthly on both the revolving
     line of credit and note. Under the terms of the note, the Company is required to make sixty (60) equal consecutive monthly payments of
     $50,000 beginning   in July 1996.  Loan advances made under the
     revolving line of credit will be paid back out of collections of the Company's trade receivables and other receipts. Both the revolving line credit and note are secured by a security interest in the Company's trade accounts receivable, inventories, real property and other personal property.

     In connection with the above, the Company's existing revolving line of credit and promissory note with Foothill Capital Corporation were discharged.

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     Item 7.   Financial Statements, Proforma Financial Information and
                    Exhibits



      (a)      Financial Statements of businesses acquired:

                    Not Applicable


      (b)      Proforma Financial Information:

                    Not Applicable


      (c)      Exhibits:

               Exhibits required as part of this report as listed in
                    the Index to Exhibits appearing on Page 5.

                      SIGNATURES




          Pursuant to the provisions of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.







                                 PLYMOUTH RUBBER COMPANY, INC.
                                        (Registrant)



     Date:      August 2, 1996       By            Duane E. Wheeler
                                           Duane E. Wheeler
                                Vice President-Finance and Treasurer

     INDEX TO EXHIBITS


          Exhibit No.                     Description


           (1)           Not Applicable

           (2)(i)        Demand Note between Plymouth Rubber
                              Company, Inc. and LaSalle National Bank
                              dated  June 6, 1996.

           (2)(ii)       Loan and Security Agreement between
                              Plymouth Rubber Company, Inc. and LaSalle
                              National Bank dated  June 6, 1996.

           (4)(i)        See Exhibit (2)(i),above.

           (4)(ii)       See Exhibit (2)(ii),above.

           (16)               Not Applicable

           (17)               Not Applicable

           (20)               Not Applicable

           (23)               Not Applicable

           (24)               Not Applicable

           (27)               Not Applicable

           (99)               Not Applicable